SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – October 19, 2012 (Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

EARNINGS RELEASE.

          Honeywell International Inc. will hold its conference call regarding third quarter earnings on Wednesday, October 19, 2012 at 9:30 a.m. Eastern Time. The earnings release was distributed on PR Newswire prior to the conference call. Interested investors may access the conference call by dialing (877) 303-4382 through a World Wide Web simulcast available at the “Investor Relations” section of the company’s website (http://www.honeywell.com/investor). Related presentation materials will also be posted to the Investor Relations section of the website prior to the conference call. Investors are advised to log on to the website at least 15 minutes prior to the conference call to allow sufficient time for downloading any necessary software.

          Honeywell International Inc. issued a press release announcing its third quarter 2012 earnings on October 19, 2012, which is attached as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibit 99

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2012	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Thomas F. Larkins

Thomas F. Larkins
Vice President, Corporate Secretary and
Deputy General Counsel